UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2008

INDEPENDENT FILM DEVELOPMENT CORPORATION
(Name of small business issuer specified in its charter)

Nevada	000-53103	56-2676759
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

190 N Canon Drive suite 420
Beverly Hills, CA  90210
(Address of principal executive offices)

(310) 275-0089
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets. Item 9.01 Exhibits

SIGNATURES

Item 2.01  Completion of Acquisition or Disposition of Assets.

On August 26, 2008, the Issuer and Imperia Entertainment, Inc., Chief Compliance Officer and Secretary/Director Kenneth Eade, Vice President George Ivakhnik and Chief Executive Officer/Director Jeff Ritchie entered into a Rescission and Settlement Agreement that resulted in the rescission of the acquisition of 200,000,000 shares of Imperia Entertainment, Inc. common stock in return for common stock of the Issuer.

The transaction resulted in the cancellation and return to Issuer’s treasury of 2,371,938 common shares, and the stop transfer on 118,000 shares owned by outside shareholders who received the shares by gift from Kenneth Eade.  The Issuer is seeking the voluntary return of these 118,000 shares and will take action to cancel any of the shares that are not voluntarily returned for cancellation.

Item 9.01  Exhibits

 Exhibit 10.1: Rescission and Settlement Agreement dated August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT FILM DEVELOPMENT CORPORATION

Date: August 27, 2008	/s/ Jeff Ritchie
Jeff Ritchie
Chief Executive Officer, Chairman, Director

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